^DOCNUM^

*      Application to be filed with the Securities and Exchange
       Commission, pursuant to Exchange Act Rule 24b-2, for confidential treatment of certain portions of this exhibit.


                AMENDMENT NO. 1 TO FIRST PREFERRED SHIP MORTGAGE

                                    APL CHINA
                              Official No. MI 1092

       Amendment No. 1 dated the 1st day of September, 1995 (the
"Amendment") to First Preferred Mortgage dated May 19, 1995 (the
"Mortgage") given by M.V. President Kennedy, Ltd., a Delaware corporation (the "Shipowner"), to Kreditanstalt fur Wiederaufbau, a public law company incorporated in the Federal Republic of Germany (the
"Mortgagee").

       WHEREAS:

       A. The Shipowner is the sole owner of the whole of the Marshall Islands flag vessel APL CHINA, Official No. MI 1092, of 64,502 gross and 33,003 net tons (the "Vessel"), duly documented in the name of the Shipowner, with her home port at the port of Majuro, The Marshall Islands, having been built in Kiel by Howaldtswerke-Deutsche Werft AG in 1995;

       B. The Mortgage was recorded at the Office of the Deputy Commissioner of Maritime Affairs of the Republic of The Marshall Islands at the Port of New York on May 19, 1995 in Book PM 6 at Page 23;

       C. The Mortgage secures indebtedness of the Shipowner to the Mortgagee in the maximum aggregate principal amount of * (the "Loans") and interest and the performance of mortgage covenants, such Loans having been or to be made pursuant to the terms of a Loan Agreement dated as of March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 and as further amended by Amendment No. 2 thereto dated September 1, 1995, by and among the Mortgagee, the Lenders named therein, American President Lines, Ltd. ("APL"), the Shipowner and the other Transferees named therein (the "Loan Agreement");

       D. The Shipowner, together with M.V. President Jackson, Ltd., has executed an Amended and Restated HDW China Note dated the date hereof (a copy of which is attached hereto as Exhibit A), amending and restating in its entirety the HDW China Note dated May 19, 1995 (a copy of which is attached as Exhibit C to the Mortgage);

       E. The Shipowner and the Mortgagee have agreed, inter alia, to substitute the Amended and Restated HDW China Note for the HDW China Note attached as Exhibit C to the Mortgage, and to revise Recital C of the Mortgage to reflect the correct dollar amount for the portion of the Loans relating to the acquisition of the Vessel.

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shipowner and the Mortgagee hereby covenant and agree as follows:

       1. The Amended and Restated HDW China Note attached hereto as Exhibit A shall be substituted for the HDW China Note attached as Exhibit C to the Mortgage.

       2. The third sentence of Recital C of the Mortgage is amended and restated to read as follows:

       "The portion of the Loans relating to the acquisition of the Vessel is in the principal amount of *, which portion has been advanced by the Mortgagee on the date hereof, for which the Borrower is justly indebted and is evidenced by the specific HDW Notes dated May 19, 1995 (the "HDW China Notes") a copy of which is attached hereto as Exhibit C), and in order to induce the Mortgagee to make the Loans, the Borrower has agreed to grant this Mortgage to the Mortgagee to secure the HDW China Notes and the Borrower's joint and several liability under the Loan Agreement for the repayment of the remaining HDW Notes evidencing the Loans issued or to be issued by APL or any remaining Transferee (who shall be the owners of the Vessel, the APL JAPAN and the APL THAILAND) and the other obligations stated in ParagraphED below with respect to the acquisition of the other HDW Vessels other than the Vessel."

       3. This Amendment amends the Mortgage. Wherever the term "Mortgage" is used in the Mortgage or the Loan Agreement, it shall be deemed to refer to the Mortgage as amended hereby, and the term "Loan Agreement" as used in the Mortgage or the Loan Agreement shall be deemed to mean and refer to the Loan Agreement as amended by Amendment No. 2 to Loan Agreement in the form attached hereto.

       4. Except as specifically amended hereby, all the terms, covenants and conditions of the Mortgage remain unchanged and in full force and effect.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the Shipowner and the Mortgagee have executed this Amendment the year and day first above written.

                                     M.V. PRESIDENT KENNEDY, LTD.



                                     By: /s/ Peter A.V. Huegel
                                         Name: Peter A.V. Huegel
                                         Title: Vice President


                                     KREDITANSTALT FUR WIEDERAUFBAU



                                     By:   /s/ Ron D. Franklin
                                             Attorney-in Fact





STATE OF NEW YORK     )
                              :ss .:
COUNTY OF NEW YORK    )

       On this 1st day of September, 1995 before me personally appeared Peter A.V. Huegel, known to me, and known to be the person who executed the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 3368 Harlan Drive, Redding, California 96003; that he is Vice President of M.V. President Kennedy, Ltd., a Delaware corporation, the party described in and which executed the foregoing instrument; that he signed his name thereto by authority of the Board of Directors of said corporation and as the free act and deed of such corporation.

                                             /s/ Carla L. Clarke
                                             Notary Public

                                             CARLA L CLARKE
                                             Notary Public. State of New York
                                             No. 31-4848091
                                             Qualified in New York County
                                             Commission Expires April 30, 1997


STATE OF NEW YORK             )
                              :ss .:
COUNTY OF NEW YORK    )

       On this 1st day of September, 1995 before me personally appeared Ron D. Franklin, known to me, and known to be the person who executed the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 120 Central Park South, New York, New York 10019; that he is Attorney-in-Fact of Kreditanstalt fur Wiederaufbau, a public law company incorporated in the Federal Republic of Germany, the party described in and which executed the foregoing instrument; that he signed his name thereto by authority of the Board of Directors of said corporation and as the free act and deed of such corporation.

                                             /s/ Carla L. Clarke
                                             Notary Public

                                             CARLA L CLARKE
                                             Notary Public State of New York
                                             No 3i-484E091
                                             Qualified in New York County
                                             Commission Expires April 30, 1997
                                                                EXHIBIT A
                                                       to Amendment No. 1


                              AMENDED AND RESTATED
                                 HDW CHINA NOTE

No.1                                                                *

                                 LIBO RATE NOTE

                            Issued in connection with
                             the purchase financing
                         of three (3) container vessels

                        Original Issue Date: May 19, 1995
                Amendment and Restatement Date: September 1, 1995

                                  MATURITY DATE

                                  May 19, 2007

       M.V. PRESIDENT KENNEDY, LTD. and M.V. PRESIDENT JACKSON, LTD. (together, the "Companies"), for value received, hereby jointly and severally promise to pay to the order of KREDITANSTALT FUR WEIDERAUFBAU or registered assigns the principal sum of * on the maturity date specified above. This Note shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof to but excluding the date due at the Interest Rate for each Interest Period (as such term is defined in the Loan Agreement referred to below) and shall be payable in arrears on each Interest Payment Date on a basis of the actual number of days elapsed over a year of three hundred sixty (360) days including the first day of the relevant Interest Period or portion thereof but excluding such Interest Payment Date), until the principal hereof is paid. Principal on this Note shall be payable on each Repayment Date in the amounts set forth in Schedule 1 attached hereto subject to any HDW * exercised by the Companies pursuant to Section 5.03 of the Loan Agreement. Capitalized terms contained herein and not defined herein, shall have the meanings specified in a certain Loan Agreement dated March 14, 1994, as amended by Amendment No. 1 thereto dated May 19, 1995 and as further amended by Amendment No. 2 thereto dated September 1, 1995 (the "Loan Agreement"), by and among American President Lines, Ltd. ("APL"), the corporations listed in Schedule A to Amendment No. 2, Kreditanstalt fur Wiederaufbau, Commerzbank AG, Hamburgt Commerzbank AG (Kiel Branch), Dresdner Bank AG in Hamburg, Vereins-und Westbank AG, Deutsche Schiffsbank AG, Norddeutsche Landesbank-Girozentrale, Deutsche Verkehrs-Bank AG and Banque Internationale a Luxembourg S.A.

       The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will, as provided in the Loan Agreement, be paid by the Companies to the Agent for payment to the Person in whose name this Note is registered at the close of business on the date for payment of such interest. Any such interest not so punctually paid or duly provided for shall be paid together with default interest which shall accrue on the amount of such overdue sum in the case of payments due as more fully provided in the Loan Agreement.

       Under the Loan Agreement, the Companies are obligated to pay interest on and the principal of this Note to the Agent in the manner as provided therein, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

       This Note is subject to prepayment and acceleration as more fully described in the Loan Agreement.

       This Note is one of a duly authorized issue of Notes issued and to be issued under the Loan Agreement.

       Reference is made to the Loan Agreement and all supplements and amendments thereto (a copy of which is on file with each of the Companies at its principal corporate office) for a more complete statement of the terms and provisions thereof, including a statement of the properties thereby conveyed, pledged and assigned, the nature and extent of the security, the respective rights thereunder of the Companies, and the Holders of the Notes, and the terms upon which the Notes are, and are to be, executed and delivered, to all of which terms and conditions in the Loan Agreement each Holder hereof agrees by its acceptance of this Note.

       On the Fixed Rate Conversion Date, the Interest Rate on this Note shall be converted to the Fixed Rate. Upon such conversion, the Holders shall exchange this Note for a new Fixed Rate Note or Notes by delivery of this Note to the principal office of the Registrar or at an office or agency maintained for that purpose.

       If an Event of Default shall occur and be continuing, the principal of this Note may be declared due and payable in the manner and with the effect provided in the Loan Agreement and the Agent may exercise whatever rights and remedies provided for therein.

       The right of the Holder of this Note to institute action for any remedy under the Loan Agreement, including the enforcement of payment of any amount due hereon, is subject to certain restrictions specified in the Loan Agreement.

       As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is transferable, and upon surrender of this Note for registration of transfer at the principal office of the Registrar, or at the office or agency maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Holder or his attorney duly authorized in writing, one or more new Notes of the same maturity and type and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

       As provided in the Loan Agreement and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of LIBO Rate Notes of the same maturity and type and of authorized denominations, as requested by the Holder surrendering the same, upon presentation thereof for such purpose at the principal office of the Registrar, or at an office or agency maintained for such purpose.

       Prior to due presentment for registration of exchange or transfer of this Note, the Agent, the Paying Agent and the Registrar may deem and treat the Person in whose name this Note is registered as the absolute owner hereof for the purpose of receiving payment of the principal of and interest on this Note and for all other purposes whatsoever whether or not this Note be overdue, and neither the Agent, the Paying Agent nor the Registrar shall be affected by notice to the contrary.

       This Note shall not be entitled to any benefit under the Loan Agreement or be valid or obligatory for any purpose unless this Note has been executed pursuant to the provisions in the Loan Agreement.

       Notwithstanding anything herein or in any other Loan Document to the contrary, each of the Companies agrees that, upon its execution of this Note, it shall be jointly and severally, directly and primarily liable as a co-Borrower, together with all of the other Transferees that have or shall have executed an HDW Note under the Loan Agreement for payment in full of all Vessel Indebtedness respecting any or all of the HDW Vessels. The liability of the Companies shall be independent of the duties, obligations and liabilities of each and all of the other joint and several Transferees. Any Holder (subject to the provisions of the Loan Agreement) may bring a separate action or actions on each, any or all of such Vessel Indebtedness against each, any or all of such Transferees liable therefor, whether action is brought against any other or all of such Transferees, or any one or more of the Transferees is or is not joined therein.

       Notwithstanding anything herein, in the HDW Notes or in any other Loan Document to the contrary, by acceptance of this Note the Holder agrees that it will look solely to the Recourse Assets for all amounts coming due from the Transferees (or any Transferee) under the Loan Agreement, under the HDW Notes or under any of the other Loan Documents, and for the performance of all covenants, agreements and obligations and for the breach of representations and warranties or covenants of the Companies (or any Transferee) under the Loan Agreement or under the HDW Notes or any of the other Loan Documents, or under any certificate or other documents executed and delivered by the Companies as contemplated by the Loan Documents, and, therefore, notwithstanding anything contained in any of the aforesaid documents, no judgment or recourse (except a judgment against the Recourse Assets or any of them) shall be sought or enforced for the payment or performance of the Companies' (or any Transferee's) obligations under the Loan Agreement, the HDW Notes, any other Loan Document or any such other certificate or document: (a) against the Companies in their individual or personal capacities, other than in connection with the enforcement of remedies against the Recourse Assets or (b) against any assets or property of the Companies other than the Recourse Assets; provided, however, that nothing in this paragraph shall (x) limit or otherwise prejudice in any way the rights of the Holders to proceed against the Guarantor under the Guarantee or (y) constitute or be deemed to be a release of the obligations secured by, or impair the enforceability of, the liens, mortgage interests or other security interests created by the Security Documents, or to restrict the remedies available to the Holders to realize upon the Security Documents or enforce the Guarantee.

       This Note amends and restates in its entirety the HDW China Note dated May 19, 1995 made by M.V. President Kennedy, Ltd. in favor of Kreditanstalt fur Wiederaufbau.

       AS PROVIDED IN THE LOAN AGREEMENT, THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, each of the Companies has caused this instrument to be executed by its duly authorized representative.

                                             M.V. PRESIDENT KENNEDY, LTD.



                                             By:_________________________
                                                Name: Peter A.V. Huegel
                                                Title: Vice President


                                             M.V. PRESIDENT JACKSON, LTD.




By:____________________________
                                                Name: Peter A.V. Huegel
                                                Title: Vice President

Attest:



By:___________________________
   Title:

Consented and agreed to as of
the date first above written:

KREDITANSTALT FUR WIEDERAUFBAU



By:___________________________
   Title: Attorney-in-Fact


                                   SCHEDULE 1

                      Repayment Dates and Principal Amounts

                                             *